                        CONSENT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
AMERICAN COIN MERCHANDISING, INC.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/  KPMG Peat Marwick LLP

Boulder, Colorado
September 19, 1997